Convertible Notes Payable (Details) - USD ($)	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Secured
(a) AL-Bank, in default	$ 543,000	$ 543,000	$ 543,000
Unsecured
(b) Convertible notes with fixed conversion features, in default	895,000	895,000	895,000
(c) Convertible notes with adjustable conversion prices	0	45,000	845,000
Total convertible notes principal outstanding	1,438,000	1,483,000	2,283,000
Debt discount	0	(14,000)	423,000
Convertible notes, net of discount	$ 1,438,000	$ 1,469,000	$ 1,860,000